SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June  8, 2006

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway, Suite 200B
Austin, Texas 78746
(Address of principal executive office including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 27, 2006, the Board of Directors of HealthTronics, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s 2004 Equity Incentive Plan (as amended, the “Plan”) to increase the maximum aggregate number of shares of Company common stock available for issuance under the Plan from 950,000 to 2,950,000 shares, subject to approval by the Company’s shareholders. On June 8, 2006, at the 2006 annual shareholders meeting, the Amendment was approved by the Company’s shareholders.

The Company has previously and may in the future grant restricted stock awards under the Plan in accordance with the terms of the Company’s form of Restricted Stock Award Agreement attached hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Second Amendment to the 2004 Equity Incentive Plan

10.2	Form of Restricted Stock Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC. (Registrant)

Date: June 14, 2006	By:	/s/ James S.B. Whittenburg

	Name: Title:	James S.B. Whittenburg President – Urology, President –
Manufacturing, Senior Vice President –
Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Second Amendment to the 2004 Equity Incentive Plan
10.2	Form of Restricted Stock Award Agreement